UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9506 North Newport Highway, Spokane, Washington	99218-1200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 467-6993

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2005, AmericanWest Bancorporation (Nasdaq: AWBC) appointed two new principal officers, R. Blair Reynolds, as Senior Vice President and General Counsel, and Shelly Russell, as Controller, effective January 25, 2005.

Mr. Reynolds, age 63, joined the registrant in November 2004 as senior vice president and general counsel and previously served as senior vice president and general counsel of Humboldt Bancorporation in Roseville, California, from 2002 to 2004. Prior to that, Mr. Reynolds was in private practice as an attorney.

Ms. Russell, age 28, has served as the controller of the registrant since December 2003 and prior to that practiced as a certified public accountant with BDO Seidman in Spokane, Washington.

Since the beginning of the registrant’s last fiscal year, there have been no related transactions or relationships as defined by Item 404(a) of Regulation S-K between AmericanWest Bancorporation and the two new principal officers.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005

AMERICANWEST BANCORPORATION

By:	/s/ C. Tim Cassels
C. Tim Cassels
Executive Vice President and CFO

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